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                                                                   EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A into Netzee, Inc.'s previously filed Registration Statement File No. 333-30252.



                                          ARTHUR ANDERSEN LLP

Atlanta, Georgia
April 28, 2000